UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2015

FluoroPharma Medical, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-151381	20-8325616
(Commission File Number)	(IRS Employer Identification No.)

8 Hillside Avenue, Suite 207
Montclair, NJ 07042
(Address of principal executive offices and zip code)

(973) 744-1565
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 29, 2015, FluoroPharma Medical, Inc. (the “Company”) consummated an additional closing pursuant to the Note and Warrant Purchase Agreement dated as of May 28, 2015, as amended on August 6, 2015 (the “Purchase Agreement”), entered into with certain accredited investors identified therein for the issuance and sale in a private placement (the “Private Placement”) of convertible promissory notes (the “Notes”), convertible into shares of common stock at a conversion price per share of $0.35.  In addition, pursuant to the Purchase Agreement, the Company shall issue warrants (the “Warrants”) at an initial exercise price per share of $0.50 to purchase a number of shares of common stock equal to fifty percent of the number of shares of common stock such investor would receive upon full conversion of the Notes.  The Purchase Agreement was amended on August 6, 2015 to increase the aggregate principal amount of Notes issuable pursuant to the Purchase Agreement from $2,000,000 to $3,000,000.

The additional closing was consummated on September 29, 2015 for an aggregate amount of $800,000.  In connection with this closing and the prior closing of the Private Placement, the Company will pay to a placement agent a cash fee of $80,000 and will issue 285,714 placement agent warrants.  The placement agent warrants shall have the same terms as the Warrants.

For a more complete description of the terms of the Private Placement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015.

Item 2.03.  Creation of a Direct Financial Obligation.

The disclosure set forth under Item 1.01 above is hereby incorporated in its entirety under this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, the Company consummated the Private Placement.  The issuance of securities in the Private Placement was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act of 1933, as amended.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1*	Form of Note.

4.2*	Form of Warrant.

10.1*	Form of Note and Warrant Purchase Agreement.

10.2*	Form of Registration Rights Agreement.

*Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 2, 2015
FLUOROPHARMA MEDICAL, INC.
By:	/s/ Johan M. (Thijs) Spoor
Name Johan M. (Thijs) Spoor Title: CEO and President